Exhibit 4.1

NUMBER «Number»	SHARES «Number»

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

CUSIP 000000 00 0 ORDINARY SHARES

THIS CERTIFIES THAT	*SPECIMEN*

Is The Owner of	***SPECIMEN***

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF XJET LTD.

Transferable on the books of the Company in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

«Dated»	*****

COUNTER SIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPNAY

(Brooklyn, New York)

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED SIGNATURE

By:		By:
	AUTHORIZED SIGNATURE		AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -	as tenants in common	UNIF GIFT MIN ACT...................Custodian...................

TEN ENT -	as tenants by the entireties	(Cust)	(Minor)

JT TEN ־	as joint tenants with the right of survivorship and not as tenants in common	Act.................................. (State)

Additional abbreviations may also be used though not in the above list.

For value received, _________________________ hereby sell, assign and transfer unto

PI-EASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________ Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________, Attorney

to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated _______________________

X
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATIJRE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS. STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PRUSUANT TO SEC RULE 17 AD-15